UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE
                -------------------------------------------------
     THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty") is
                                                                   --------
made as of the 31st day of December, 2003, and is effective as of January 1, 2004, by EMERITUS CORPORATION, a Washington corporation ("Guarantor"), in favor
                                                           ---------
of  LASALLE  BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK,
AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 ("Lender").
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                      ARTICLE I - BACKGROUND AND AGREEMENT
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     1.01  Background.  On  or  about  July  30,  1998, GMAC Commercial Mortgage
           ----------
Inc.,  a  California corporation ("Original Lender"), made a $25,000,000 loan to
                                   ---------------
ALS  Financing  Corporation,  a  Kansas  corporation  ("ALS";  and  said loan is
                                                        ---
hereinafter  referred to as the "Loan"), which Loan is evidenced by, among other
                                 ----
things, that certain Loan Agreement, dated as of July 30, 1998, between Original Lender and ALS (the "Loan Agreement") and that certain Promissory Note, dated
                        --------------
July 30, 1998, and made by ALS payable to the order of Original Lender in the stated principal amount of $25,000,000.00 (the "Note"). The Loan is further
                                                    ----
evidenced and secured by, among other things, five (5) security instruments executed by ALS in favor of Original Lender (collectively, the "Security
                                                                        --------
Instruments";  and  the  Loan Agreement, the Note, and the Security Instruments,
       ----
together with any and all other documents and instruments evidencing or securing the Loan are hereinafter referred to collectively as the "Original Loan
                                                                   -------------
Documents"),  encumbering  five  (5)  separate  facilities  operated as assisted
        -
living facilities and located in the States of California, Kansas, and Colorado (all such real and personal property, both tangible and intangible, together with all improvements, appurtenances, rights, and interests described in and encumbered by the Security Instruments, are hereinafter referred collectively as the "Properties"). The Loan was subsequently assigned by Original Lender to
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Lender, and Lender is now the owner and holder of the Loan and the Original Loan
Documents. Lender has been asked to consent to the transfer of the Properties to Emeritus Properties XVI, Inc., a Nevada corporation ("Borrower"), and to the
                                                          --------
assumption by Borrower of the obligations of ALS under the Loan and certain of the Original Loan Documents, and Lender has agreed to consent to the transfer of the Properties and to the assumption of the Loan, on and subject to the terms and conditions set forth in that certain Loan Assumption Agreement, dated as of even date herewith, by and among Lender, Borrower, Guarantor, ALS and Alterra Healthcare Corporation, a Delaware corporation (the "Assumption Agreement"; and
                                                      --------------------
the documents and instruments assumed by Borrower pursuant to the Assumption Agreement being collectively the "Assumed Loan Documents"). As a condition
                                      -----------------------
precedent to Lender's execution and delivery of the Assumption Agreement, Lender requires that Guarantor enter into this Guaranty, that Borrower and Guarantor enter into that certain Environmental Indemnity Agreement, of even date herewith (the "Environmental Indemnity Agreement"), and that Borrower consent to the
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filing  by  Lender  of  certain UCC-1 financing statements (the "UCCs"; and this
                                                                 ----
Guaranty, the Environmental Indemnity Agreement, the Assumption Agreement, the Assumed Loan Documents, the UCCs and any and all other documents and instruments executed and delivered in favor of Lender by Borrower and/or Guarantor as contemplated by the Assumption Agreement being hereinafter collectively referred to as the "Loan Documents"). Guarantor acknowledges and agrees that substantial
           --------------
benefit will inure to Guarantor as a result of the Assumption Agreement and that the execution, delivery, and acceptance by Lender of the Assumption Agreement will be to the direct interest and advantage of Guarantor.

     1.02  Statement  of  Agreement.  For  and  in  consideration  of the sum of
           ------------------------
$10.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and for the purpose of seeking to induce Lender to enter into the Assumption Agreement, Guarantor does hereby make the following guarantees to and agreements with Lender.
                             ARTICLE II - GUARANTEES
                             -----------------------
     2.01  Guaranty of Payment.  Guarantor does hereby unconditionally guarantee
           -------------------
to Lender the full and prompt payment of the Note when due, whether at scheduled maturity, by acceleration, or otherwise, with such interest as may accrue thereon and such prepayment premiums and other charges as may be due in connection therewith, either before or after maturity thereof.
2.02  Guaranty  of Performance.  Guarantor does hereby unconditionally guarantee
      ------------------------
to Lender the full and prompt payment and performance of any and all obligations whatsoever of Borrower and all other parties to Lender under the terms of any of the Loan Documents and all notes (including, without limitation, the Note), loan agreements (including, without limitation, the Loan Agreement), deeds to secure debt, mortgages, and deeds of trust (including, without limitation, the Security Instruments), security agreements, and the other documents and instruments executed and delivered in connection with or as security for the Loan and the Loan Documents, whether such obligations now exist or arise hereafter.
2.03  Guarantor  Obligations.  Guarantor  does  hereby agree that if the Note is
      ----------------------
not paid by Borrower in accordance with its terms for any reason whatsoever, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms as and when due or within any applicable cure period for any reason whatsoever, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including, without limitation, reasonable attorneys' fees) paid or incurred by Lender in endeavoring to collect all or any portion of the indebtedness evidenced by the Note, to enforce any other obligations guaranteed hereby, or to enforce this Guaranty.
2.04  Loan  Documents.  The  provisions  of  this  Guaranty  shall extend and be
      ---------------
applicable to all renewals, replacements, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to the Loan Documents or any of them shall be deemed to include any such renewals, replacements, amendments, extensions, consolidations, or modifications thereof.
                     ARTICLE III - AGREEMENTS AND WARRANTIES
                     ---------------------------------------
     3.01  Consents.  Guarantor  hereby  consents  and agrees that Lender may at
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any  time,  and  from  time  to  time, without notice to or further consent from
Guarantor, either with or without consideration: (a) release and surrender any property (whether real or personal), rights, estates, and interests now or at any time hereafter securing the payment of the Note and/or the other obligations of Borrower under the Loan Documents, whether held by Lender or by any person or entity on Lender's behalf or for Lender's account (the "Collateral"); (b)
                                                               ----------
substitute for any Collateral held by or on behalf of Lender other collateral of like kind, or of any kind; (c) make over-advances or increase the amount of the Loan; (d) agree to modify the terms of any one or more of the Loan Documents;
(e) extend or renew the Note for any period; (f) grant releases, compromises, and indulgences with respect to any one or more of the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; (g) release any other guarantor or endorser of or other person or entity liable upon the Note or any other of the Loan Documents; or (h) take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any Collateral, nor any course of dealing with Borrower or any other person, shall limit, impair, or release Guarantor's obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Lender. Nothing contained in this Section 3.01 shall be construed to require Lender to take or refrain from taking any action referred to herein.
3.02  Waiver  and  Subordination.  Until  the  obligations of Borrower to Lender
      --------------------------
have been paid in full, Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, until the obligations of Borrower to Lender have been paid in full, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any Collateral. In addition to and without in any way limiting the foregoing or any terms or provisions of the Loan Documents requiring Borrower to be a special purpose entity and limiting the permissible scope of indebtedness Borrower may incur, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender and agrees with Lender that, at any time from and after and during the continuance of an Event of Default under the Loan Documents, Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and shall not take any action to obtain any of the Collateral.
3.03  Waiver  of  Defenses.  Guarantor hereby waives and agrees not to assert or
      --------------------
take advantage of any defense based upon: (a) any incapacity, lack of authority, death, or disability of Guarantor or any other person or entity; (b) any failure of Lender to commence an action against Borrower or any other person or entity (including, without limitation, other guarantors, if any) or to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity, whether or not demand is made upon Lender to file or enforce such claim; (c) any failure of Lender to give notice of the existence, creation, or incurring of any new or additional indebtedness or other obligation or of any action or non-action on the part of any other person or entity in connection with the Loan Documents or any obligation hereby guaranteed; (d) any failure on the part of Lender to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, or any failure on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know regarding Borrower, the Collateral, or such other parties; (e) any lack of acceptance or notice of acceptance of this Guaranty by Lender; (f) any lack of presentment, demand, protest, or notice of demand, protest, dishonor, or non-payment with respect to any indebtedness or obligations under any of the Loan Documents; (g) any lack of notice of disposition or of manner of disposition of any Collateral; (h) any lack of other notices to which Guarantor might otherwise be entitled; (i) failure to properly record any document or any other lack of due diligence by Lender in creating or perfecting a security interest in or collection, protection, or realization upon any Collateral or in obtaining reimbursement or performance from any person or entity now or hereafter liable for the Loan Documents or any obligation secured thereby; (j) any invalidity, irregularity, or unenforceability, in whole or in part, of any one or more of the Loan Documents; (k) the inaccuracy of any representation or other provision contained in any Loan Document;
(l) any sale or assignment of the Loan Documents, in whole or in part; (m) any sale or assignment by Borrower of the Collateral, or any portion thereof, whether or not consented to by Lender; (n) any lack of commercial reasonableness in dealing with Collateral; (o) any deficiencies in the Collateral or any deficiency in the ability of Lender to collect or obtain performance from any persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed; (p) an assertion or claim that the automatic
stay  provided  by  11  U.S.C.   362  (arising upon the voluntary or involuntary
bankruptcy proceeding of Borrower), or any other stay provided under any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce, or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter acquired, which Lender may have against Guarantor or the Collateral; (q) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and (r) any action, occurrence, event, or matter consented to by Guarantor under Section
3.01  hereof,  under  any  other  provision  hereof,  or  otherwise.
3.04  Liability of Guarantor.  This is a guaranty of payment and performance and
      ----------------------
not  of  collection.  The  liability  of  Guarantor hereunder shall be joint and several with any other guarantors of the obligations guaranteed hereby. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the Collateral. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any Collateral or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event that, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation, or liability as provided in the Loan Documents, Guarantor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents,
Lender shall have the right to enforce its rights, powers, and remedies (including, without limitation, foreclosure of all or any portion of the Collateral) thereunder or hereunder, in any order, and all rights, powers, and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers, and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy; and if the indebtedness and obligations guaranteed hereby are otherwise partially paid or discharged for any reason, including voluntary payment or prepayment, application of insurance proceeds or condemnation awards, additional financing, or refinancing, or sale of the Collateral or a portion thereof, with or without the consent or cooperation of Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining indebtedness and obligations guaranteed hereby. Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other
relief,  whether  injunctive  or  otherwise,  pursuant to 11 U.S.C.   105 or any
other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce, or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the Collateral by virtue of this Guaranty or otherwise. No exculpatory or similar provision of the Loan Documents which limits, or relieves Borrower or any other person or entity from, any personal or direct liability of Borrower under the Loan Documents shall limit or relieve Guarantor from any such liability, it being the intention of the parties hereto that Guarantor be liable for all obligations of the Borrower under any provision of the Loan Documents notwithstanding any such exculpatory or similar provision. The obligations of Guarantor and the rights of Lender hereunder are in addition to the obligations of Guarantor and the rights of Lender under any other guaranty or indemnity agreement given by Guarantor to Lender in connection with the Loan, and payments made under one guaranty or indemnity agreement shall not reduce the liabilities and obligations of Guarantor under any other guaranty or indemnity agreement.
3.05  Security  Interest  and  Setoff.  Without implying any waiver by Lender of
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any  rights  or remedies (including, without limitation, any right of setoff) to which Lender may be entitled, Guarantor hereby grants to Lender, as security for the liabilities and obligations of Guarantor hereunder, a lien upon, security title to, and a security interest in all of Guarantor's balances, credits, deposits, accounts, instruments, items, moneys, or other property of every kind and description now or hereafter in the possession or control of or otherwise with Lender for any reason, including all dividends and distributions thereon or other rights in connection therewith. Lender may, without demand or notice of any kind, at any time, or from time to time, and without exercising any rights or remedies against Borrower, any other person or the Collateral, when any amount shall be due and payable hereunder by Guarantor, exercise any remedy available under law, including the appropriation and application toward the payment of such amount, and in such order of application as Lender may from time to time elect, any such balances, credits, deposits, accounts, instruments, items, moneys, or other property of Guarantor. The proceeds of any such disposition may be applied to reasonable attorneys' fees and other expenses incurred by Lender. Guarantor hereby designates, appoints, and empowers Lender irrevocably as its attorney-in-fact, at Guarantor's cost and expense, to do in the name of Guarantor any and all actions which Lender may deem necessary or advisable to carry out the terms hereof upon the failure, refusal, or inability of Guarantor to do so and to transfer to Lender's name or any third party's name any property of Guarantor as to which Lender desires to exercise its rights and remedies hereunder.
3.06  Application  of  Payments.  Guarantor  hereby  authorizes  Lender, without
      -------------------------
notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security to the indebtedness, obligations, and undertakings of Borrower (whether or not the same are the subject of this Guaranty) in such manner and in such priority as Lender in its sole judgment shall determine.
3.07  Financial  Statements.  Guarantor  acknowledges  that  the  Loan Documents
      ---------------------
require that Borrower provide or cause to be provided to Lender certain financial statements of Guarantor. Guarantor hereby agrees to provide to Lender all such financial statements in such form and at such times as is required under the provisions of the Loan Documents.
3.08  Warranties.  Guarantor  warrants and represents (a) that the execution and
      ----------
delivery of this Guaranty do not violate or constitute a breach of any agreement to which Guarantor is a party or any applicable laws, and (b) that there is no litigation, claim, action, or proceeding, pending or threatened against Guarantor which would adversely affect the financial condition of Guarantor or the ability of Guarantor to fulfill all obligations of Guarantor hereunder, and
(c)  that  all  financial statements heretofore delivered by Guarantor to Lender are true and correct in all respects as of the date thereof, and no material change has occurred in the financial condition of Guarantor since the date thereof.
3.09  Condition  of  Borrower.  Guarantor warrants and represents that Guarantor
      -----------------------
is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto; that Guarantor is not relying in any manner upon any representation or statement of Lender. Guarantor warrants, represents, and agrees that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matter pertinent hereto; and that Guarantor is not relying upon Lender to furnish, and shall have no right to require Lender to obtain or disclose, any information with respect to the indebtedness or obligations guaranteed hereby, the financial condition or character of Borrower, or the ability of Borrower to pay the indebtedness or perform the obligations guaranteed hereby, the existence of any collateral or security for any or all of such indebtedness or obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or obligations, any actions or non-action on the part of Lender, Borrower, or any other person or entity, or any other matter, fact, or occurrence whatsoever. By executing this Guaranty, Guarantor acknowledges and knowingly accepts the full range of risks encompassed within a contract of guaranty.
                         ARTICLE IV - GENERAL CONDITIONS
                         -------------------------------
     4.01  Service  of  Process.  Guarantor  hereby  (a)  submits  to  personal
           --------------------
jurisdiction  in  the  State of Kansas for the enforcement of this Guaranty, and
(b) waives any and all rights under the law of any state to object to jurisdiction within the State of Kansas for the purposes of litigation to enforce this Guaranty. Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security or against Guarantor personally, or against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Kansas shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Kansas. The aforesaid means of obtaining personal jurisdiction is not intended to be exclusive but is cumulative and in addition to all other means of obtaining personal jurisdiction now or hereafter provided by the law of the State of Kansas.

     4.02  Waiver  of  Rights.  Guarantor  hereby  waives  and renounces, to the
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fullest  extent  permitted  by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead law or principle of law now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Guaranty.
4.03  Communications.  Unless  and  except  as  otherwise  specifically provided
      --------------
herein, any and all notices, elections, approvals, consents, demands, requests, and responses thereto ("Communications") permitted or required to be given under
                        --------------
this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be delivered to the parties in the manner provided in the Loan Agreement to the addresses set forth hereinbelow:
LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2 c/o GMAC Commercial Mortgage Corporation
5  Park  Plaza,  Suite  400
Irvine,  California  92614
Attention:  Mr.  David  Stoller
Facsimile:  (949)  476-8718
with  a  copy  to:     Patrick  M.  McGeehan,  Esq.
McKenna  Long  &  Aldridge  LLP
303  Peachtree  Street,  Suite  5300
Atlanta,  Georgia  30308
Facsimile:  (404)  527-4198
and, if given to Guarantor, must be addressed as follows, subject to change as provided hereinabove:

               Emeritus  Corporation
               3131  Elliott  Avenue,  Suite  500
               Seattle,  Washington  98121
               Attn:  Raymond  R.  Brandstrom
               Facsimile:  (206)  301-4500

with  a  copy  to:          Randi  S.  Nathanson,  Esq.
               The  Nathanson  Group  PLLC
               1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
               Facsimile:  (206)  623-1738

     4.04  Irrevocability  and  Revival.  This  Guaranty shall be irrevocable by
           ----------------------------
Guarantor  and  shall  remain in effect until all indebtedness guaranteed hereby has been completely repaid and until all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, including obligations which survive repayment of the Loan or realization upon the Collateral. This Guaranty shall continue to be effective or be revived and reinstated, as the case may be, in the event that any payment received by Lender of any of the indebtedness guaranteed hereby is avoided, returned or rescinded by reason of any present or future federal, state or other law or regulation relating to bankruptcy, insolvency, or other relief of debtors or for any other reason.
4.05  Limit  of  Validity.  If  from any circumstances whatsoever fulfillment of
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any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then ipso facto the obligation to be
                                                 ---- -----
fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this section shall control every other  provision  of  this  Guaranty.
4.06  Applicable  Law.  This  Guaranty  shall  be  interpreted,  construed  and
      ---------------
enforced  according to the substantive law of the State of Kansas without giving
      -
effect  to  its  principles  of  choice  of  law  or  conflicts  of  law.
4.07  Miscellaneous.  Time  is of the essence with respect to all obligations of
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Guarantor hereunder.  This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender. The provisions of this Guaranty shall be binding upon Guarantor and the heirs, executors, legal representatives, successors, successors-in-title, and assigns of Guarantor and shall inure to the benefit of Lender, the heirs, executors, legal representatives, successors, successors-in-title, and assigns of Lender. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation or partnership. Guarantor has executed this Guaranty individually and not as a partner of Borrower or any other guarantor. This Guaranty is assignable by Lender, and any full or partial assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender and so assigned by Lender. Guarantor expressly waives notice of transfer or assignment of this Guaranty and acknowledges that the failure by Lender to give any such notice shall not affect the liabilities of Guarantor hereunder. Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty. All personal pronouns used herein, whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify, or describe the scope or intent of any provisions hereof. If Guarantor is a partnership, all of the provisions hereof referring to Guarantor shall be construed to apply to each of the general partners of Guarantor and of any and all further tiers of general partners in the structure of Guarantor. This Guaranty contains the entire agreement between Guarantor and Lender relating to the guarantying of the Loan by Guarantor and supersedes entirely any and all prior written or oral agreements with respect thereto; and Guarantor and Lender acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof.
4.08  Environmental  Indemnity.  The  obligations  of Guarantor hereunder are in
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addition  to  any  and  all  obligations  of  Guarantor  under  that  certain
Environmental Indemnity Agreement, of even date herewith, by Borrower and Guarantor in favor of Lender.
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
     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first above written.

EMERITUS  CORPORATION,  a  Washington  corporation
By:   /s/  Daniel R. Baty
     Name: Daniel R. Baty
     Title: President